Waldorf Astoria Orlando Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort December 31, 2018 Fourth Quarter and Year End 2018 Supplemental Data Exhibit 99.2

About Park and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is the second largest publicly traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 52 premium-branded hotels and resorts with over 30,000 rooms, primarily located in prime U.S. markets with high barriers to entry. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated acquisitions and dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this presentation and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2017, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Pro-forma Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures. About Park and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is the second largest publicly traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 52 premium-branded hotels and resorts with over 30,000 rooms, primarily located in prime U.S. markets with high barriers to entry. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated acquisitions and dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this presentation and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2017, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Pro-forma Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures. PARK HOTELS & RESORTS 2

Financial Statements Non-GAAP Financial Measures Guidance Portfolio and Operating Metrics Acquisitions and Dispositions Debt Summary Definitions Table of Contents 4 7 19 23 34 36 38 New York Hilton Midtown Hilton Waikoloa Village Waldorf Astoria Orlando Table of Contents Financial Statements 4 Non-GAAP Financial Measures 7 Guidance 19 Portfolio and Operating Metrics 23 Acquisitions and Dispositions 34 Debt Summary 36 Definitions 38 Waldorf Astoria Orlando Hilton Waikoloa Village New York Hilton Midtown PARK HOTELS & RESORTS 3

Financial Statements Casa Marina, a Waldorf Astoria Resort Hilton Chicago Parc 55 San Francisco – a Hilton Hotel Financial Statements Hilton Chicago Parc 55 San Francisco – a Hilton Hotel Casa Marina, a Waldorf Astoria Resort PARK HOTELS & RESORTS 4

Financial Statements Consolidated Balance Sheets Financial Statements Consolidated Balance Sheets (in millions, except share and per share data) December 31, 2018 December 31, 2017 ASSETS Property and equipment, net $ 7,975 $ 8,311 Assets held for sale, net — 37 Investments in affiliates 50 84 Goodwill 607 606 Intangibles, net 27 41 Cash and cash equivalents 410 364 Restricted cash 15 15 Accounts receivable, net 153 125 Prepaid expenses 82 48 Other assets 44 83 TOTAL ASSETS $ 9,363 $ 9,714 LIABILITIES AND EQUITY Liabilities Debt $ 2,948 $ 2,961 Accounts payable and accrued expenses 183 198 Due to hotel manager 137 141 Due to Hilton Grand Vacations 135 138 Deferred income tax liabilities 42 65 Other liabilities 332 249 Total liabilities 3,777 3,752 Stockholders' Equity Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 201,290,458 shares issued and 201,198,381 shares outstanding as of December 31, 2018 and 214,873,778 shares issued and 214,845,244 shares outstanding as of December 31, 2017 2 2 Additional paid-in capital 3,589 3,825 Retained earnings 2,047 2,229 Accumulated other comprehensive loss (6) (45) Total stockholders' equity 5,632 6,011 Noncontrolling interests (46) (49) Total equity 5,586 5,962 TOTAL LIABILITIES AND EQUITY $ 9,363 $ 9,714 PARK HOTELS & RESORTS 5

Financial Statements (continued) Consolidated Statements of Operations Financial Statements (continued) Consolidated Statements of Operations Three Months Ended Year Ended (in millions, except per share data) December 31, December 31, 2018 2017 2018 2017 Revenues Rooms $ 418 $ 433 $ 1,716 $ 1,794 Food and beverage 181 187 713 739 Ancillary hotel 68 49 236 194 Other 19 17 72 64 Total revenues 686 686 2,737 2,791 Operating expenses Rooms 112 116 449 466 Food and beverage 127 128 495 511 Other departmental and support 158 160 626 652 Other property-level 50 49 207 206 Management and franchise fees 34 34 138 141 Casualty loss (gain) and impairment loss, net — 24 (1) 26 Depreciation and amortization 69 71 277 288 Corporate general and administrative 18 23 65 68 Other 19 17 73 63 Total expenses 587 622 2,329 2,421 (Loss) gain on sales of assets, net (2) 1 96 1 Operating income 97 65 504 371 Interest income 2 — 6 2 Interest expense (33) (31) (127) (124) Equity in earnings from investments in affiliates 2 22 18 40 Gain (loss) on foreign currency transactions 1 — (3) (4) Other (loss) gain, net (4) 3 102 — Income before income taxes 65 59 500 285 Income tax (expense) benefit (10) 2 (23) 2,346 Net income 55 61 477 2,631 Net income attributable to noncontrolling interests (1) (1) (5) (6) Net income attributable to stockholders $ 54 $ 60 $ 472 $ 2,625 Earnings per share: Earnings per share - Basic $ 0.27 $ 0.28 $ 2.32 $ 12.38 Earnings per share - Diluted $ 0.27 $ 0.28 $ 2.31 $ 12.21 Weighted average shares outstanding - Basic 200 214 203 211 Weighted average shares outstanding - Diluted 201 215 204 214 PARK HOTELS & RESORTS 6

Non-GAAP Financial Measures Juniper Hotel Cupertino, Curio Collection Hilton Boston Logan Airport The Reach, a Waldorf Astoria Resort Non-GAAP Financial Measures Hilton Boston Logan Airport The Reach, a Waldorf Astoria Resort Juniper Hotel Cupertino, Curio Collection PARK HOTELS & RESORTS 7

Non-GAAP Financial Measures EBITDA and Adjusted EBITDA (1)Included in other (loss) gain, net in the consolidated statement of operations. (2)For 2017, includes $18 million of distributions received from investments in affiliates in excess of the investment balance that were included within equity in earnings from investments in affiliates in the consolidated statement of operations. Non-GAAP Financial Measures EBITDA and Adjusted EBITDA Three Months Ended Year Ended (unaudited, in millions) December 31, December 31, 2018 2017 2018 2017 Net income $ 55 $ 61 $ 477 $ 2,631 Depreciation and amortization expense 69 71 277 288 Interest income (2) — (6) (2) Interest expense 33 31 127 124 Income tax expense (benefit) 10 (2) 23 (2,346) Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 6 6 26 24 EBITDA 171 167 924 719 Loss (gain) on sales of assets, net 2 (1) (96) (1) Gain on sale of investments in affiliates(1) — — (107) — (Gain) loss on foreign currency transactions (1) — 3 4 Transition expense — 4 3 9 Transaction expense 2 2 2 2 Severance expense — 1 2 1 Share-based compensation expense 4 4 16 14 Casualty loss (gain) and impairment loss, net — 24 (1) 26 Other items(2) 6 (21) 8 (17) Adjusted EBITDA $ 184 $ 180 $ 754 $ 757 (1) Included in other (loss) gain, net in the consolidated statement of operations. (2) For 2017, includes $18 million of distributions received from investments in affiliates in excess of the investment balance that were included within equity in earnings from investments in affiliates in the consolidated statement of operations. PARK HOTELS & RESORTS 8

Non-GAAP Financial Measures (continued)

Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)	Three Months Ended December 31,		Year Ended December 31,	
	2018	2017	2018	2017
Adjusted EBITDA	$ 184	$ 180	$ 754	$ 757
Less: Adjusted EBITDA from investments in affiliates	9	10	45	45
Less: All other[1]	(13)	(12)	(52)	(46)
Hotel Adjusted EBITDA	188	182	761	758
Less: Adjusted EBITDA from hotels disposed of	—	9	1	33
Less: Adjusted EBITDA from non-comparable hotels	12	6	44	44
Comparable Hotel Adjusted EBITDA	$ 176	$ 167	$ 716	$ 681

(1) Includes *other revenues* and *other expenses*, non-income taxes on REIT leases included in *other property-level expenses* and *corporate general and administrative expenses* in the consolidated statement of operations.

	Three Months Ended December 31,		Year Ended December 31,	
	2018	2017	2018	2017
Total Revenues	$ 686	$ 686	$ 2,737	$ 2,791
Less: Other revenue	19	17	72	64
Less: Revenues from hotels disposed of	—	34	17	131
Less: Revenues from non-comparable hotels[1]	41	34	161	184
Comparable Hotel Revenues	$ 626	$ 601	$ 2,487	$ 2,412

(1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at our hotels.

	Three Months Ended December 31,			Year Ended December 31,		
	2018	2017	Change[1]	2018	2017	Change[1]
Comparable Hotel Revenues	$ 626	$ 601	4.2%	$ 2,487	$ 2,412	3.1%
Comparable Hotel Adjusted EBITDA	$ 176	$ 167	5.8%	$ 716	$ 681	5.2%
Comparable Hotel Adjusted EBITDA margin	28.2%	27.8%	40 bps	28.8%	28.2%	60 bps

(1) Percentages are calculated based on unrounded numbers.

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PARK HOTELS & RESORTS

Non-GAAP Financial Measures (continued)

NAREIT FFO and Adjusted FFO

(unaudited, in millions, except per share data)	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Net income attributable to stockholders	$ 54	$ 60	$ 472	$ 2,625
Depreciation and amortization expense	69	71	277	288
Depreciation and amortization expense attributable to noncontrolling interests	(1)	—	(4)	(3)
Loss (gain) on sales of assets, net	2	(1)	(96)	(1)
Gain on sale of investments in affiliates[1]	—	—	(107)	—
Impairment loss	—	10	—	10
Equity investment adjustments:				
Equity in earnings from investments in affiliates	(2)	(22)	(18)	(40)
Pro rata FFO of investments in affiliates	6	26	34	52
NAREIT FFO attributable to stockholders	128	144	558	2,931
(Gain) loss on foreign currency transactions	(1)	—	3	4
Casualty loss (gain), net	—	14	(1)	16
Transition expense	—	4	3	9
Transaction expense	2	2	2	2
Severance expense	—	1	2	1
Share-based compensation expense	4	4	16	14
Other items[2]	14	(24)	20	(2,381)
Adjusted FFO attributable to stockholders	$ 147	$ 145	$ 603	$ 596
NAREIT FFO per share - Diluted[3]	$ 0.63	$ 0.67	$ 2.73	$ 13.67
Adjusted FFO per share - Diluted[3]	$ 0.73	$ 0.68	$ 2.96	$ 2.78
Weighted average shares outstanding - Diluted	201	215	204	214

(1) Included in *other (loss) gain, net* in the consolidated statement of operations.

(2) For 2018, includes $13 million of income tax expense, primarily attributable to an additional built-in gain deferred tax liability as a result of the enactment of the Tax Cuts and Jobs Act, which prohibits the sale of ancillary hotel furniture, fixtures and equipment in a like-kind exchange. For 2017, includes $18 million in distributions received from investments in affiliates in December 2017, net of $7 million of income tax expense, an income tax benefit of $25 million associated with the revaluation of our deferred tax assets and liabilities related to the reduction of the corporate tax rate to 21% as a result of the enactment of the Tax Cuts and Jobs Act and net deferred tax expense of $9 million and net deferred tax benefit of $2,347 million recognized for the three months and year ended December 31, 2017, respectively, associated with Park's intent to be taxed as a REIT.

(3) Per share amounts are calculated based on unrounded numbers.

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Historical Comparable Hotel Metrics Non-GAAP Financial Measures (continued) The financial information below is for the 44 comparable hotels owned as of December 31, 2018. (1)Based on December 31, 2016 foreign exchange rates. Three months ended TTM (1)Full Year(unaudited)September 30,December 31, March 31, June 30,June 30,December 31, 201720172018201820182017Comparable RevPAR$170.97$164.61$165.57$185.58$171.68$169.33Comparable Occupancy83.6%79.1%78.5%86.1%81.8%81.6%Comparable ADR$204.47$208.11$210.83$215.58$209.77$207.54Comparable Hotel Revenues (in millions)$592$604$590$673$2,459$2,415Comparable Hotel Adjusted EBITDA (in millions)$162$166$159$215$702$681Comparable Hotel Adjusted EBITDA margin27.4%27.5%26.9%31.9%28.5%28.2% Non-GAAP Financial Measures (continued) Historical Comparable Hotel Metrics The financial information below is for the 44 comparable hotels owned as of December 31, 2018. Three Months Ended Full Year Full Year (unaudited) March 31,June 30,December 31, December 31, December 31, 2018 2018 2018 2018 2018 2017 Comparable RevPAR $165.57 $185.58 $175.38 $170.57 $174.29 $169.34 Comparable Occupancy 78.5% 86.1% 83.8% 79.7% 82.0% 81.5% Comparable ADR $210.83 $215.58 $209.19 $214.06 $212.44 $207.56 Comparable Hotel Revenues (in millions) $590 $673 $598 $626 $2487 $2412 Comparable Hotel Adjusted EBITDA (in millions) $159 $215 $166 $176 $716 $681 Comparable Hotel Adjusted EBITDA margin 26.9% 31.9% 27.7% 28.2% 28.8% 28.2% (unaudited) Three Months Ended Full Year Full Year (unaudited) March 31,June 30,December 31, December 31, December 31, 2017 2017 2017 2017 2017 2016 Comparable RevPAR $163.83 $177.86 $170.96 $164.67 $169.34 $167.93(1) Comparable Occupancy 78.5% 85.1% 83.6% 79.1% 81.5% 81.6% Comparable ADR $208.64 $209..7 $204.45 $208.19 $207.56 $205.69(1) Comparable Hotel Revenues (in millions) $588 $634 $589 $601 $2412 $2370 Comparable Hotel Adjusted EBITDA (in millions) $159 $193 $162 $167 $681 $672 Comparable Hotel Adjusted EBITDA margin 27.0% 30.4% 27.6% 27.8% 28.2% 28.4% (1) Based on December 31, 2016 foreign exchange rates. PARK HOTELS & RESORTS Non-GAAP Financial Measures (continued) Historical Comparable Hotel Metrics The financial information below is for the 44 comparable hotels owned as of December 31, 2018. Three Months Ended Full Year Full Year (unaudited) March 31, June 30, September 30, December 31, December 31, December 31, 2018 2018 2018 2018 2018 2017 Comparable RevPAR $165.57 $185.58 $175.38 $170.57 $174.29 $169.34 Comparable Occupancy 78.5% 86.1% 83.8% 79.7% 82.0% 81.5% Comparable ADR $210.83 $215.58 $209.19 $214.06 $212.44 $207.56 Comparable Hotel Revenues (in millions) $590 $673 $598 $626 $2,487 $2,412 Comparable Hotel Adjusted EBITDA (in millions) $159 $215 $166 $176 $716 $681 Comparable Hotel Adjusted EBITDA margin 26.9% 31.9% 27.7% 28.2% 28.8% 28.2% Three Months Ended Full Year Full Year (unaudited) March 31, June 30, September 30, December 31, December 31, December 31, 2017 2017 2017 2017 2017 2016 Comparable RevPAR $163.83 $177.86 $170.96 $164.67 $169.34 $167.93(1) Comparable Occupancy 78.5% 85.1% 83.6% 79.1% 81.5% 81.6% Comparable ADR $208.64 $209.07 $204.45 $208.19 $207.56 $205.69(1) Comparable Hotel Revenues (in millions) $588 $634 $589 $601 $2,412 $2,370 Comparable Hotel Adjusted EBITDA (in millions) $159 $193 $162 $167 $681 $672 Comparable Hotel Adjusted EBITDA margin 27.0% 30.4% 27.6% 27.8% 28.2% 28.4% (1) Based on December 31, 2016 foreign exchange rates. PARK HOTELS & RESORTS 11

Historical Comparable Hotel Adjusted EBITDA – 2018 Non-GAAP Financial Measures (continued) Three Months Ended TTM Full Year(unaudited, dollars in millions)September 30,December 31, March 31, June 30,June 30,December 31, 201720172018201820182017Net income $105 $61 $149 $218 $533 $2,631 Depreciation & Amortization 74 71 70 69 284 288 Interest income (1) — (1) (1) (3) (2)Interest expense 32 31 31 31 125 124 Income tax benefit (44) (2) — 13 (33) (2,346)"Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 6 6 7 5 24 24 EBITDA 172 167 256 335 930 719 Gain on sales of assets, net — (1) (89) (7) (97) (1)Gain on sale of investments in affiliates(1) — — — (108) (108) — Gain on foreign currency transactions 1 — (1) 4 4 4 Transition expenses 3 4 2 — 9 9 Transaction expenses — 2 — — 2 2 Severance costs — 1 — 1 2 1 Share-based compensation expense 3 4 4 4 15 14 Casualty and impairment loss 2 24 — — 26 26 Other items 2 (21) 2 (1) (18) (17)Adjusted EBITDA 183 180 174 228 765 757 Less: EBITDA from hotels disposed of 11 9 2 — 22 33 Less: Adjusted EBITDA from investments in affiliates 11 10 12 14 47 45 Less: All other(2) (10) (12) (12) (14) (48) (46)Hotel Adjusted EBITDA 171 173 172 228 744 725 Less: Adjusted EBITDA from non-comparable hotels 9 7 13 13 42 44 Comparable Hotel Adjusted EBITDA $162 $166 $159 $215 $702 $681 The financial information below is for the 44 comparable hotels owned as of December 31, 2018. (1)Included in other (loss) gain, net in the consolidated statement of operations. (2)Includes other revenues and other expenses, non-income taxes on REIT leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statement of operations. Non-GAAP Financial Measures (continued) Historical Comparable Hotel Adjusted EBITDA – 2018 The financial information below is for the 44 comparable hotels owned as of December 31, 2018. Three Months Ended Full Year Full Year (unaudited, dollars in millions) March 31, June 30, September 30, December 31, December 31, December 31, 2018 2018 2018 2018 2018 2017 Net income $ 149 $ 218 $ 55 $ 55 $ 477 $ 2,631 Depreciation and amortization expense 70 69 69 69 277 288 Interest income (1) (1) (2) (2) (6) (2) Interest expense 31 31 32 33 127 124 Income tax (benefit) expense — 13 — 10 23 (2,346) Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 7 5 8 6 26 24 EBITDA 256 335 162 171 924 719 Gain on sales of assets, net (89) (7) (2) 2 (96) (1) (Gain) loss on sale of investments in affiliates(1) — (108) 1 — (107) — (Gain) loss on foreign currency transactions (1) 4 1 (1) 3 4 Transition expense 2 — 1 — 3 9 Transaction expense — — — 2 2 2 Severance expense — 1 1 — 2 1 Share-based compensation expense 4 4 4 4 16 14 Casualty loss (gain) and impairment loss, net — — (1) — (1) 26 Other items 2 (1) 1 6 8 (17) Adjusted EBITDA 174 228 168 184 754 757 Less: Adjusted EBITDA from investments in affiliates 12 14 10 9 45 45 Less: All other(2) (12) (14) (13) (13) (52) (46) Hotel Adjusted EBITDA 174 228 171 188 761 758 Less: Adjusted EBITDA from hotels disposed of 1 — — — 1 33 Less: Adjusted EBITDA from non-comparable hotels 14 13 5 12 44 44 Comparable Hotel Adjusted EBITDA $ 159 $ 215 $ 166 $ 176 $ 716 $ 681 (1) Included in other (loss) gain, net in the consolidated statement of operations. (2) Includes other revenues and other expenses, non-income taxes on REIT leases included in other property-level expenses and corporate general and administrative expenses in the Consolidated Statement of Operations. PARK HOTELS & RESORTS 12

Non-GAAP Financial Measures (continued)

Historical Comparable Hotel Revenues – 2018

The financial information below is for the 44 comparable hotels owned as of December 31, 2018.

(unaudited, dollars in millions)	Three Months Ended March 31, 2018	Three Months Ended June 30, 2018	Three Months Ended September 30, 2018	Three Months Ended December 31, 2018	Full Year December 31, 2018	Full Year December 31, 2017
Total Revenues	$ 668	$ 731	$ 652	$ 686	$ 2,737	$ 2,791
Less: Other revenue	17	17	19	19	72	64
Less: Revenues from hotels disposed of	17	—	—	—	17	131
Less: Revenues from non-comparable hotels[1]	44	41	35	41	161	184
Comparable Hotel Revenues	$ 590	$ 673	$ 598	$ 626	$ 2,487	$ 2,412

[1] Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at our hotels.

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PARK HOTELS & RESORTS

Non-GAAP Financial Measures (continued)

Historical Comparable Hotel Adjusted EBITDA – 2017

The financial information below is for the 44 comparable hotels owned as of December 31, 2018.

(unaudited, dollars in millions)	Three Months Ended March 31, 2017	Three Months Ended June 30, 2017	Three Months Ended September 30, 2017	Three Months Ended December 31, 2017	Full Year December 31, 2017	Full Year December 31, 2016
Net income	$ 2,350	$ 115	$ 105	$ 61	$ 2,631	$ 139
Depreciation and amortization expense	70	73	74	71	288	300
Interest income	—	(1)	(1)	—	(2)	(2)
Interest expense	30	31	32	31	124	181
Income tax (benefit) expense	(2,281)	(19)	(44)	(2)	(2,346)	82
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	7	6	6	24	24
EBITDA	174	206	172	167	719	724
Gain on sales of assets, net	—	—	—	(1)	(1)	(1)
(Gain) loss on foreign currency transactions	(1)	4	1	—	4	(3)
Transition expense	1	1	3	4	9	26
Transaction expense	—	—	—	2	2	—
Severance expense	—	—	—	1	1	—
Share-based compensation expense	3	4	3	4	14	—
Casualty loss (gain) and impairment loss, net	—	—	2	24	26	15
Impairment loss included in equity in earnings from investments in affiliates	—	—	—	—	—	17
Other items	—	2	2	(21)	(17)	36
Adjusted EBITDA	177	217	183	180	757	814
Less: Spin-off adjustments [1]	—	—	—	—	—	49
Less: Adjusted EBITDA from investments in affiliates	9	15	11	10	45	44
Less: All other [2]	(12)	(11)	(11)	(12)	(46)	(34)
Hotel Adjusted EBITDA	180	213	183	182	758	755
Less: Adjusted EBITDA from hotels disposed of	4	9	11	9	33	1
Less: Adjusted EBITDA from non-comparable hotels	17	11	10	6	44	82
Comparable Hotel Adjusted EBITDA	$ 159	$ 193	$ 162	$ 167	$ 681	$ 672

(1) Includes adjustments for incremental fees based on the terms of the post spin-off management agreements.
(2) Includes *other revenues* and *other expenses*, non-income taxes on REIT leases included in *other property-level expenses* and *corporate general and administrative expenses* in the consolidated statement of operations.

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PARK HOTELS & RESORTS

Historical Comparable Hotel Revenues – 2017 Non-GAAP Financial Measures (continued) The financial information below is for the 44 comparable hotels owned as of December 31, 2018. (1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at our hotels. Non-GAAP Financial Measures (continued) Historical Comparable Hotel Revenues – 2017 The financial information below is for the 44 comparable hotels owned as of December 31, 2018. Three Months Ended Full Year Full Year(unaudited, dollars in millions)March 31, June 30,September 30,December 31,December 31, December 31, 201720172017201720172016Total Revenues $684 $733 $688 $686 $2,791 $2,727 Less: Other revenue 13 16 18 17 64 23 Less: Revenues from hotels disposed of 26 35 36 34 131 — Less: Revenues from non-comparable hotels(1) 57 48 45 34 184 334 Comparable Hotel Revenues $588 $634 $589 $601 $2,412 $2,370

General and Administrative Expenses Non-GAAP Financial Measures (continued) Non-GAAP Financial Measures (continued) General and Administrative Expenses (unaudited, in millions) Three Months Ended Year Ended December 31, December 31, 2018 2017 2018 2017 Corporate general and administrative expenses $ 18 $ 23 $ 65 $ 68 Less: Share-based compensation expense 4 4 16 14 Transition expense — 4 3 9 Transaction expense 2 2 2 2 Severance expense — 1 1 1 G&A, excluding expenses not included in Adjusted EBITDA $ 12 $ 12 $ 43 $ 42 PARK HOTELS & RESORTS 16

Non-GAAP Financial Measures (continued) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (1) See slide 18 for Pro-forma Adjusted EBITDA at December 31, 2018. Pro-forma Adjusted EBITDA excludes results from the 13 hotels disposed of in 2018. Non-GAAP Financial Measures (continued) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (unaudited, in millions)December 31, 2018December 31, 2017Debt $2,948 $2,961 Add: unamortized deferred financing costs 10 12 "Long-term debt, including current maturities and excluding unamortized deferred financing costs" 2,958 2,973 "Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs" 233 236 Less: cash and cash equivalents 410 364 Less: restricted cash 15 15 Net debt $2,766 $2,830 Pro-forma Adjusted EBITDA(1) $751 $717 Net debt to Pro-forma Adjusted EBITDA ratio 3.7x 3.9x

Non-GAAP Financial Measures (continued) Pro-forma Adjusted EBITDA . (1) Included in other (loss) gain, net in the consolidated statement of operations. Non-GAAP Financial Measures (continued) Pro-forma Adjusted EBITDA Year Ended (unaudited, in millions) December 31, 2018 2017 Net income $ 477 $ 2,631 Depreciation and amortization expense 277 288 Interest income (6) (2) Interest expense 127 124 Income tax (benefit) expense 23 (2,346) Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 26 24 EBITDA 924 719 Gain on sales of assets, net (96) (1) Gain on sale of investments in affiliates(1) (107) — Loss on foreign currency transactions 3 4 Transition expense 3 9 Transaction expense 2 2 Severance expense 2 1 Share-based compensation expense 16 14 Casualty (gain) loss and impairment loss, net (1) 26 Other items 8 (17) Adjusted EBITDA 754 757 Less: Adjusted EBITDA from hotels disposed of 1 33 Less: Adjusted EBITDA from investments in affiliates disposed of 2 7 Pro-forma Adjusted EBITDA $ 751 $ 717 . (1) Included in other (loss) gain, net in the consolidated statement of operations. PARK HOTELS & RESORTS 18

Guidance Hilton San Francisco Union Square Hilton Waikoloa Village Hilton Chicago Guidance Hilton Waikoloa Village Hilton Chicago Hilton San Francisco Union Square PARK HOTELS & RESORTS 19

Guidance 2019 Guidance and Assumptions Hilton Waikoloa Village will be included in Park’s comparable hotels as its room count is expected to remain consistent throughout 2019 as compared to 2018; General and administrative expenses are projected to be $44 million, excluding $15 million of non-cash share-based compensation expense; Fully diluted weighted average shares are expected to be 202.3 million; Includes $8 million of Adjusted EBITDA from the Caribe Hilton representing a partial year of operations, for which Park expects to be covered by business interruption insurance resulting from the hotel being closed for a portion of 2019 following the damage caused by Hurricane Maria; and Excludes potential future acquisitions and dispositions, which could result in a material change to Park’s outlook. Guidance 2019 Guidance and Assumptions (unaudited, dollars in millions, except per share amounts) 2019 Outlook as of February 27, 2019 Metric Low High Comparable RevPAR Growth 2.0% 4.0% Comparable RevPAR $ 179 $ 183 Net income $ 294 $ 323 Net income attributable to stockholders $ 286 $ 315 Diluted earnings per share $ 1.42 $ 1.56 Adjusted EBITDA $ 745 $ 775 Comparable Hotel Adjusted EBITDA margin change 0 bps 60 bps Adjusted FFO per share - Diluted $ 2.91 $ 3.05 Hilton Waikoloa Village will be included in Park’s comparable hotels as its room count is expected to remain consistent throughout 2019 as compared to 2018; General and administrative expenses are projected to be $44 million, excluding $15 million of non-cash share-based compensation expense; Fully diluted weighted average shares are expected to be 202.3 million; Includes $8 million of Adjusted EBITDA from the Caribe Hilton representing a partial year of operations, for which Park expects to be covered by business interruption insurance resulting from the hotel being closed for a portion of 2019 following the damage caused by Hurricane Maria; and Excludes potential future acquisitions and dispositions, which could result in a material change to Park’s outlook. PARK HOTELS & RESORTS 20

Guidance (continued) EBITDA and Adjusted EBITDA Guidance (continued) EBITDA and Adjusted EBITDA Year Ending (unaudited, in millions) December 31, 2019 Low Case High Case Net income $ 294 $ 323 Depreciation and amortization expense 278 278 Interest income (8) (8) Interest expense 130 130 Income tax expense 13 14 Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 23 23 EBITDA 727 757 Share-based compensation expense 15 15 Adjusted EBITDA $ 745 $ 775

Guidance (continued) NAREIT FFO and Adjusted FFO (1) Per share amounts are calculated based on unrounded numbers. Guidance (continued) NAREIT FFO and Adjusted FFO Year Ending (unaudited, in millions except per share data) December 31, 2019 Low Case High Case Net income attributable to stockholders $ 286 $ 315 Depreciation and amortization expense 278 278 Depreciation and amortization expense attributable to noncontrolling interests (4) (4) Equity in earnings from investments in affiliates (18) (18) Pro rata FFO of equity investments 31 31 NAREIT FFO attributable to stockholders 570 599 Share-based compensation expense 15 15 Adjusted FFO attributable to stockholders $ 588 $ 617 Adjusted FFO per share - Diluted(1) $ 2.91 $ 3.05 Weighted average diluted shares outstanding 202.3 202.3 (1) Per share amounts are calculated based on unrounded numbers. PARK HOTELS & RESORTS 22

Portfolio and Operating Metrics Hilton New Orleans Riverside Hilton New Orleans Airport Hilton Santa Barbara Beachfront Resort Portfolio and Operating Metrics Hilton New Orleans Riverside Hilton New Orleans Airport Hilton Santa Barbara Beachfront Resort PARK HOTELS & RESORTS 23

Portfolio and Operating Metrics

Hotel Portfolio as of February 27, 2019[1]

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt (in millions)
Consolidated Domestic Portfolio						
Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton San Francisco Union Square	1,921	Northern CA	130,000	Fee Simple	100%	$725 [2]
Hilton New Orleans Riverside	1,622	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Hilton Waikoloa Village[3]	1,110	Hawaii	235,000	Fee Simple	100%	—
Parc 55 San Francisco - a Hilton Hotel	1,024	Northern CA	30,000	Fee Simple	100%	— [2]
Hilton Orlando Bonnet Creek	1,009	Florida	132,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Other U.S.	34,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Florida	78,000	Leasehold	100%	—
Caribe Hilton[3]	748	Other U.S.	65,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	31,000	Fee Simple	100%	—
Hilton Boston Logan Airport	599	Other U.S.	30,000	Leasehold	100%	—
Hilton Miami Airport	508	Florida	32,000	Fee Simple	100%	—
Hilton Atlanta Airport	507	Other U.S.	35,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Northern CA	48,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Other U.S.	24,000	Leasehold	100%	—
Waldorf Astoria Orlando	502	Florida	42,000	Fee Simple	100%	—
DoubleTree Hotel Ontario Airport	482	Southern CA	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	27,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Other U.S.	40,000	Leasehold	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$12
Hilton Santa Barbara Beachfront Resort	360	Southern CA	40,000	Fee Simple	50%	$165
Hilton Oakland Airport	360	Northern CA	16,000	Leasehold	100%	—
Hilton New Orleans Airport	317	New Orleans	21,000	Fee Simple	100%	—
Casa Marina, A Waldorf Astoria Resort	311	Florida	23,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	14,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern CA	24,000	Leasehold	100%	—
Embassy Suites Parsippany	274	Other U.S.	8,000	Fee Simple	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown Town Lake	259	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Northern CA	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Northern CA	5,000	Fee Simple	100%	—
Hilton Chicago/Oak Brook Suites	211	Chicago	3,000	Fee Simple	100%	—
Embassy Suites Washington DC Georgetown	197	Washington, D.C.	1,000	Fee Simple	100%	—
Embassy Suites Phoenix Airport	182	Other U.S.	5,000	Leasehold	100%	—
Hilton Garden Inn LAX/El Segundo	162	Southern CA	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	6,000	Leasehold	100%	—
The Reach, A Waldorf Astoria Resort	150	Florida	15,000	Fee Simple	100%	—
Hampton Inn & Suites Memphis – Shady Grove	130	Other U.S.	1,000	Fee Simple	100%	—
Hilton Garden Inn Chicago/Oak Brook Terrace	128	Chicago	2,000	Fee Simple	100%	—
Total Consolidated Domestic Portfolio	**25,387**		**1,976,000**			**$2,207**

(1) Excludes 860-room Hilton Chicago O'Hare Airport, where the ground lease expired in December 2018 and the 563-room Point Hilton Squaw Peak Resort sold in February 2019.
(2) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel.
(3) Classified as a non-comparable hotel in 2018.

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Portfolio and Operating Metrics (continued)

Hotel Portfolio as of February 27, 2019[(1)]

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt[(2)] (in millions)
Consolidated International Portfolio						
Hilton São Paulo Morumbi	503	International	15,000	Fee Simple	100%	—
Hilton Nuremberg Hotel	152	International	12,000	Leasehold	100%	—
Hilton Sheffield Hotel	128	International	12,000	Leasehold	100%	—
Total Consolidated International Portfolio	783		39,000			—
Total Consolidated Portfolio (44 Hotels)	26,170		2,015,000			$2,207
Unconsolidated Joint Venture Domestic Portfolio						
Hilton Orlando	1,424	Florida	236,000	Fee Simple	20%	$95
Hilton San Diego Bayfront	1,190	Southern CA	165,000	Leasehold	25%	$55
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$24
Hilton La Jolla Torrey Pines	394	Southern CA	41,000	Leasehold	25%	$23
Embassy Suites Alexandria Old Town	288	Washington, D.C.	7,000	Fee Simple	50%	$26
Embassy Suites Secaucus Meadowlands	261	Other U.S.	1,000	Leasehold	50%	—
DoubleTree Hotel Las Vegas Airport	190	Other U.S.	3,000	Fee Simple	50%	—
Total Unconsolidated Joint Venture Domestic Portfolio	4,297		483,000			$223
Unconsolidated Joint Venture International Portfolio						
Conrad Dublin	192	International	13,000	Fee Simple	48%	$10
Total Unconsolidated Joint Venture International Portfolio	192		13,000			$10
Total Unconsolidated Joint Venture Portfolio (8 Hotels)	4,489		496,000			$233
TOTAL PARK HOTELS & RESORTS PORTFOLIO (52 Hotels)	30,659		2,511,000			$2,440

(1) Excludes 860-room Hilton Chicago O'Hare Airport, where the ground lease expired in December 2018 and the 563-room Point Hilton Squaw Peak Resort sold in February 2019.
(2) Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

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Portfolio and Operating Metrics (continued)

Comparable Hotels By Market: Q4 2018 vs. Q4 2017

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	4Q18	4Q17	Change[(1)]	4Q18	4Q17	Change	4Q18	4Q17	Change[(1)]
Hawaii	1	2,860	$251.36	$256.29	(1.9)%	92.4%	92.8%	(0.4)% pts	$232.31	$237.81	(2.3)%
Northern California	6	4,279	244.38	229.58	6.4	84.5	81.5	3.0	206.53	187.03	10.4
Florida	6	3,294	211.49	204.19	3.6	81.0	80.4	0.6	171.37	164.29	4.3
Other	14	5,373	161.04	155.90	3.3	71.8	74.3	(2.5)	115.60	115.73	(0.1)
New Orleans	2	1,939	178.85	182.10	(1.8)	72.3	68.0	4.3	129.27	123.86	4.4
Chicago	4	2,743	186.98	177.17	5.5	74.1	73.7	0.4	138.62	130.64	6.1
New York	1	1,878	339.98	339.85	0.0	93.7	92.8	0.9	318.72	315.66	1.0
Southern California	4	1,304	169.89	151.99	11.8	78.7	77.1	1.6	133.73	117.18	14.1
Washington, D.C.	3	1,282	175.10	177.81	(1.5)	72.1	72.3	(0.2)	126.19	128.44	(1.8)
Total Domestic	**41**	**24,952**	**$215.70**	**$209.95**	**2.7%**	**79.9%**	**79.4%**	**0.5% pts**	**$172.30**	**$166.60**	**3.4%**
Total International	3	783	$157.05	$145.41	8.0%	73.5%	70.9%	2.6% pts	$115.48	$103.14	12.0%
All Markets	**44**	**25,735**	**$214.06**	**$208.19**	**2.8%**	**79.7%**	**79.1%**	**0.6% pts**	**$170.57**	**$164.67**	**3.6%**

(1) Calculated based on unrounded numbers.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued) (1) Calculated based on unrounded numbers. Comparable Hotels By Market: Q4 2018 vs. Q4 2017 Portfolio and Operating Metrics (continued) Comparable Hotels By Market: Q4 2018 vs. Q4 2017 (unaudited, dollars in millions) Comparable Hotel Adjusted EBITDA Comparable Hotel Revenue Comparable Hotel Adjusted EBITDA Margin Hotels Rooms 4Q18 4Q17 Change(1) 4Q18 4Q17 Change(1) 4Q18 4Q17 Change Hawaii 1 2,860 $38 $38 (1.2)% $100 $99 0.7% 37.8% 38.5% (70) bps Northern California 6 4,279 28 23 20.3 109 97 12.1 25.3 23.6 170 Florida 6 3,294 31 29 4.7 92 88 4.3 33.4 33.3 10 Other 14 5,373 14 15 0.7 80 79 0.5 18.9 18.8 10 New Orleans 2 1,939 13 13 0.5 38 38 1.7 33.6 34.0 (40) Chicago 4 2,743 12 12 2.1 57 55 4.3 20.9 21.2 (30) New York 1 1,878 24 24 (0.5) 88 87 0.9 27.3 27.7 (40) Southern California 4 1,304 8 6 40.1 26 22 16.9 32.0 26.7 530 Washington, D.C. 3 1,282 6 5 22.8 23 23 1.7 24.8 20.5 430 Total Domestic 41 24,952 $174 $165 5.6% $613 $588 4.2% 28.4% 28.0% 40 bps Total International 3 783 $2 $2 (0.3)% $13 $13 (1.9)% 19.3% 19.0% 30 bps All Markets 44 25,735 $176 $167 5.8% $626 $601 4.3% 28.2% 27.8% 40 bps (1) Calculated based on unrounded numbers. PARK HOTELS & RESORTS 27

Portfolio and Operating Metrics (continued)

Comparable Hotels By Market: Full Year 2018 vs. Full Year 2017

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	2018	2017	Change[1]	2018	2017	Change	2018	2017	Change[1]
Hawaii	1	2,860	$259.17	$258.09	0.4%	94.0%	93.9%	0.1% pts	$243.56	$242.38	0.5%
Northern California	6	4,279	249.39	237.79	4.9	87.0	84.8	2.2	$216.96	201.60	7.6
Florida	6	3,294	214.33	205.47	4.3	80.5	81.8	(1.3)	$172.57	168.16	2.6
Other	14	5,373	168.07	165.51	1.5	77.7	78.1	(0.4)	$130.61	129.32	1.0
New Orleans	2	1,939	177.37	177.12	0.1	75.3	73.2	2.1	$133.64	129.71	3.0
Chicago	4	2,743	184.19	176.64	4.3	76.9	75.4	1.5	$141.70	133.17	6.4
New York	1	1,878	293.08	294.32	(0.4)	88.7	87.1	1.6	$259.93	256.33	1.4
Southern California	4	1,304	174.01	168.65	3.2	83.1	84.8	(1.7)	$144.53	142.88	1.2
Washington, D.C.	3	1,282	179.10	182.64	(1.9)	76.7	79.2	(2.5)	$137.36	144.67	(5.1)
Total Domestic	**41**	**24,952**	**$214.00**	**$209.19**	**2.3%**	**82.3%**	**81.8%**	**0.5% pts**	**$176.17**	**$171.48**	**2.7%**
Total International	3	783	$156.33	$146.02	7.1%	73.1%	69.2%	3.9% pts	$114.32	$101.04	13.1%
All Markets	**44**	**25,735**	**$212.44**	**$207.56**	**2.4%**	**82.0%**	**81.5%**	**0.5% pts**	**$174.29**	**$169.34**	**2.9%**

(1) Calculated based on unrounded numbers.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued) (1) Calculated based on unrounded numbers. Comparable Hotels By Market: Full Year 2018 vs. Full Year 2017 Portfolio and Operating Metrics (continued) Comparable Hotels By Market: Full Year 2018 vs. Full Year 2017 Comparable Hotel Adjusted Comparable Hotel Adjusted (unaudited, dollars in millions) EBITDA Comparable Hotel Revenue EBITDA Margin Hotels Rooms 2018 2017 Change(1) 2018 2017 Change(1) 2018 2017 Change Hawaii 1 2,860 $159 $154 2.9% $400 $392 2.1% 39.6% 39.3% 30 bps Northern California 6 4,279 130 112 15.8 449 417 7.7 28.9 26.9 200 Florida 6 3,294 131 120 8.8 378 361 4.6 34.5 33.2 130 Other 14 5,373 77 77 0.6 347 344 0.9 22.4 22.5 (10) New Orleans 2 1,939 57 56 1.7 157 158 (0.3) 36.5 35.8 70 Chicago 4 2,743 45 46 (2.3) 225 220 2.1 20.0 20.9 (90) New York 1 1,878 53 52 1.9 287 277 3.6 18.4 18.7 (30) Southern California 4 1,304 32 32 0.9 103 101 2.4 31.1 31.6 (50) Washington, D.C. 3 1,282 22 24 (4.4) 92 95 (3.1) 24.3 24.6 (30) Total Domestic 41 24,952 $706 $673 4.9% $2,438 $2,365 3.1% 29.0% 28.5% 50 bps Total International 3 783 $10 $8 16.1% $49 $47 1.6% 20.5% 17.9% 260 bps All Markets 44 25,735 $716 $681 5.2% $2,487 $2,412 3.1% 28.8% 28.2% 60 bps (1) Calculated based on unrounded numbers. PARK HOTELS & RESORTS 29

Portfolio and Operating Metrics (continued)

Top 10 Assets: Q4 2018 vs. Q4 2017

(unaudited)	ADR			Occupancy			RevPAR		
	4Q18	4Q17	Change[(1)]	4Q18	4Q17	Change	4Q18	4Q17	Change[(1)]
Top 10 Hotels									
Hilton Hawaiian Village Waikiki Beach Resort	$251.36	$256.29	(1.9)%	92.4%	92.8%	(0.4)% pts	$232.31	$237.81	(2.3)%
Hilton San Francisco Union Square	260.95	243.95	7.0	86.4	78.6	7.8	225.58	191.74	17.7
Parc 55 San Francisco - a Hilton Hotel	255.20	242.25	5.3	90.2	89.0	1.2	230.24	215.58	6.8
New York Hilton Midtown	339.98	339.85	0.0	93.7	92.8	0.9	318.72	315.66	1.0
Hilton Orlando Bonnet Creek	178.06	178.51	(0.3)	79.2	79.2	—	140.95	141.22	(0.2)
Waldorf Astoria Orlando	288.77	288.31	0.2	84.2	83.7	0.5	243.10	241.40	0.7
Hilton New Orleans Riverside	191.89	192.82	(0.5)	70.0	68.2	1.8	134.30	131.46	2.2
Hilton Chicago	215.13	199.38	7.9	70.2	71.4	(1.2)	150.97	142.35	6.1
Casa Marina, A Waldorf Astoria Resort	366.29	350.97	4.4	79.7	59.9	19.8	291.75	210.23	38.8
Hilton Waikoloa Village[(2)]	224.45	229.63	(2.3)	63.5	68.4	(4.9)	142.46	156.91	(9.2)
Sub-total Top 10 Hotels	**$254.48**	**$250.26**	**1.7%**	**82.6%**	**81.2%**	**1.4% pts**	**$210.15**	**$203.28**	**3.4%**
Top 11-25 Comparable Hotels	**$179.58**	**$171.55**	**4.7%**	**76.6%**	**77.6%**	**(1.0)% pts**	**$137.63**	**$133.21**	**3.3%**
All Other Comparable Hotels	**$151.98**	**$149.14**	**1.9%**	**73.4%**	**73.6%**	**(0.2)%**	**$111.58**	**$109.84**	**1.6%**
Non-Comparable Hotels[(3)]	$0.00	$138.30	NM[(4)]	0.0%	60.3%	NM[(4)]	$0.00	$83.36	NM[(4)]
Total Consolidated Portfolio	**$214.40**	**$202.81**	**5.7%**	**76.9%**	**76.6%**	**0.3% pts**	**$164.82**	**$155.40**	**6.1%**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel in 2018.
(3) Excludes Hilton Waikoloa Village, but includes the Caribe Hilton and assets disposed of in 2018.
(4) Percentage change is not meaningful.

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Portfolio and Operating Metrics (continued)

Top 10 Assets: Q4 2018 vs. Q4 2017

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		4Q18	4Q17	Change[(1)]	4Q18	4Q17	Change[(1)]	4Q18	4Q17	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$38	$38	(1.2)%	$100	$99	0.7%	37.8%	38.5%	(70) bps
2	Hilton San Francisco Union Square	13	11	32.9	57	47	19.6	24.9	22.4	250
3	Parc 55 San Francisco - a Hilton Hotel	7	7	4.0	25	23	9.2	27.7	29.1	(140)
4	New York Hilton Midtown	24	24	(0.5)	88	87	0.9	27.3	27.7	(40)
5	Hilton Orlando Bonnet Creek	10	10	(9.2)	28	30	(3.5)	33.5	35.6	(210)
6	Waldorf Astoria Orlando	7	6	13.8	20	20	4.0	34.7	31.7	300
7	Hilton New Orleans Riverside	12	11	(1.2)	34	34	(0.2)	33.8	34.2	(40)
8	Hilton Chicago	8	8	0.9	38	36	4.1	21.1	21.8	(70)
9	Casa Marina, A Waldorf Astoria Resort	4	3	66.5	13	9	39.2	35.6	29.8	580
10	Hilton Waikoloa Village[(2)]	6	7	(19.4)	28	30	(6.0)	20.8	24.3	(350)
	Sub-total Top 10 Hotels	**$129**	**$125**	**2.7%**	**$431**	**$415**	**3.8%**	**30.0%**	**30.3%**	**(30) bps**
	Top 11-25 Comparable Hotels	**$37**	**$34**	**10.3%**	**$143**	**$141**	**1.5%**	**25.9%**	**23.8%**	**210 bps**
	All Other Comparable Hotels	**$16**	**$15**	**6.7%**	**$80**	**$78**	**2.6%**	**20.0%**	**19.2%**	**80 bps**
	Non-Comparable Hotels[(3)]	$6	$8	(26.2)%	$13	$35	(63.3)%	47.4%	23.6%	2,380 bps
	Total Consolidated Portfolio	**$188**	**$182**	**3.1%**	**$667**	**$669**	**(0.4)%**	**28.3%**	**27.3%**	**100 bps**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel in 2018.
(3) Excludes Hilton Waikoloa Village, but includes the Caribe Hilton and assets disposed of in 2018.

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Portfolio and Operating Metrics (continued) Top 10 Assets: Full Year 2018 vs. Full Year 2017 (1)Calculated based on unrounded numbers. (2)Classified as a non-comparable hotel in 2018. (3)Excludes Hilton Waikoloa Village, but includes the Caribe Hilton and assets disposed of in 2018. (unaudited) ADR Occupancy RevPAR 2018 2017 Change(1) 2018 2017 Change 2018 2017 Change(1) Top 10 Hotels 1 Hilton Hawaiian Village Waikiki Beach Resort $261.75 $258.69 1.2% 94.5% 94.3% 0.2% pts $247.35 $243.92 1.4% 2 New York Hilton Midtown 276.06 277.77 (0.6) 87.0 85.2 1.8 240.12 236.56 1.5 3 Hilton San Francisco Union Square 271.07 260.86 3.9 86.5 84.9 1.6 234.48 221.50 5.9 4 Hilton Waikoloa Village(2) 229.39 220.13 4.2 73.4 74.3 (0.9) 168.48 163.63 3.0 5 Hilton New Orleans Riverside 186.93 186.55 0.2 75.6 74.1 1.5 141.24 138.30 2.1 6 Hilton Chicago 201.69 192.81 4.6 75.6 74.4 1.2 152.42 143.45 6.3 7 Hilton Orlando Bonnet Creek 188.52 177.58 6.2 76.6 81.4 (4.8) 144.44 144.51 (0.1) 8 Parc 55 San Francisco - a Hilton Hotel 267.90 253.54 5.7 91.2 90.4 0.8 244.37 229.25 6.6 9 Waldorf Astoria Orlando 278.71 266.15 4.7 76.8 79.6 (2.8) 214.14 211.98 1.0 10 Casa Marina, A Waldorf Astoria Resort 381.26 380.93 0.1 79.1 78.8 0.3 301.64 300.04 0.5 Sub-total Top 10 Hotels $247.53 $241.37 2.5% 83.8% 83.3% 0.5% pts $207.35 $201.15 3.1% Top 11-25 Hotels(3) $185.32 $181.36 2.2% 74.6% 80.9% (6.3)% pts $138.20 $146.69 (5.8)% Sub-total Top 25 Hotels $226.00 $219.59 2.9% 80.3% 82.4% (2.1)% pts $181.57 $181.01 0.3% All Other Consolidated Hotels(3) $157.37 $151.97 3.6% 79.3% 78.7% 0.6% pts $124.76 $119.58 4.3% Total Consolidated Portfolio $211.19 $201.93 4.6% 80.1% 81.4% (1.3)% pts $169.19 $164.41 2.9% Portfolio and Operating Metrics (continued) Top 10 Assets: Full Year 2018 vs. Full Year 2017 (unaudited) ADR Occupancy RevPAR 2018 2017 Change(1) 2018 2017 Change 2018 2017 Change(1) Top 10 Hotels 1 Hilton Hawaiian Village Waikiki Beach Resort $259.17 $258.09 0.4% 94.0% 93.9% 0.1% pts $243.56 $ 242.38 0.5% 2 Hilton San Francisco Union Square 268.52 256.84 4.6 86.5 83.3 3.2 232.24 214.00 8.5 3 Parc 55 San Francisco - a Hilton Hotel 264.72 250.73 5.6 91.0 90.1 0.9 240.81 225.80 6.6 4 New York Hilton Midtown 293.08 294.32 (0.4) 88.7 87.1 1.6 259.93 256.33 1.4 5 Hilton Orlando Bonnet Creek 185.82 177.81 4.5 77.3 80.8 (3.5) 143.56 143.68 (0.1) 6 Waldorf Astoria Orlando 281.42 271.96 3.5 78.7 80.7 (2.0) 221.44 219.41 0.9 7 Hilton New Orleans Riverside 188.11 188.04 0.0 74.2 72.7 1.5 139.49 136.58 2.1 8 Hilton Chicago 204.89 194.42 5.4 74.2 73.6 0.6 152.05 143.17 6.2 9 Casa Marina, A Waldorf Astoria Resort 377.47 374.82 0.7 79.3 74.1 5.2 299.15 277.40 7.8 10 Hilton Waikoloa Village(2) 228.27 222.20 2.7 70.9 72.9 (2.0) 161.92 162.07 (0.1) Sub-total Top 10 Hotels $249.26 $243.55 2.3% 83.5% 82.8% 0.7% pts $208.06 $ 201.68 3.2% Top 11-25 Comparable Hotels $183.89 $179.08 2.7% 80.4% 80.5% (0.1)% pts $147.76 $ 144.41 2.3% All Other Comparable Hotels $157.97 $154.73 2.1% 78.6% 77.9% 0.7% pts $124.14 $ 120.61 2.9% Non-Comparable Hotels(3) $131.98 $147.60 (10.6)% 25.2% 72.2% (47.0)% pts $33.27 $ 106.63 (68.8)% Total Consolidated Portfolio $211.97 $202.14 4.9% 79.3% 80.2% (0.9)% pts $168.10 $ 162.14 3.7% Calculated based on unrounded numbers. Classified as a non-comparable hotel in 2018. Excludes Hilton Waikoloa Village, but includes the Caribe Hilton and assets disposed of in 2018. PARK HOTELS & RESORTS 32

Portfolio and Operating Metrics (continued)

Top 10 Assets: Full Year 2018 vs. Full Year 2017

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		2018	2017	Change[(1)]	2018	2017	Change[(1)]	2018	2017	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$159	$154	2.9%	$400	$392	2.1%	39.6%	39.3%	30 bps
2	Hilton San Francisco Union Square	66	57	15.8	230	213	8.4	28.8	27.0	180
3	Parc 55 San Francisco - a Hilton Hotel	33	29	12.1	104	97	7.3	31.6	30.3	130
4	New York Hilton Midtown	53	52	1.9	287	277	3.6	18.4	18.7	(30)
5	Hilton Orlando Bonnet Creek	46	43	6.6	125	121	3.4	36.6	35.5	110
6	Waldorf Astoria Orlando	22	21	8.1	76	73	3.3	29.7	28.4	130
7	Hilton New Orleans Riverside	52	52	0.6	141	142	(1.2)	36.8	36.1	70
8	Hilton Chicago	28	30	(6.3)	143	142	0.9	19.4	20.9	(150)
9	Casa Marina, A Waldorf Astoria Resort	20	17	17.9	51	45	12.6	39.7	37.9	180
10	Hilton Waikoloa Village[(2)]	33	38	(13.5)	128	137	(6.3)	25.6	27.7	(210)
	Sub-total Top 10 Hotels	**$512**	**$493**	**3.8%**	**$1,685**	**$1,639**	**2.8%**	**30.4%**	**30.1%**	**30 bps**
	Top 11-25 Comparable Hotels	**$158**	**$153**	**3.4%**	**$588**	**$584**	**0.7%**	**26.9%**	**26.2%**	**70 bps**
	All Other Comparable Hotels	**$79**	**$74**	**7.3%**	**$342**	**$329**	**4.0%**	**23.2%**	**22.5%**	**70 bps**
	Non-Comparable Hotels[(3)]	**$12**	**$38**	**(67.7)%**	**$48**	**$175**	**(72.9)%**	**26.5%**	**22.3%**	**420 bps**
	Total Consolidated Portfolio	**$761**	**$758**	**0.4%**	**$2,663**	**$2,727**	**(2.4)%**	**28.6%**	**27.8%**	**80 bps**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel in 2018.
(3) Excludes Hilton Waikoloa Village, but includes the Caribe Hilton and assets disposed of in 2018.

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Acquisitions & Dispositions Hilton Sao Paulo Morumbi Caribe Hilton Hilton Miami Airport Blue Lagoon Acquisitions & Dispositions Caribe Hilton Hilton Miami Airport Blue Lagoon Hilton Sao Paulo Morumbi PARK HOTELS & RESORTS 34

Acquisitions and Dispositions

Dispositions

Hotel	Location	Month Sold	Room Count	Sales Price
Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$ 62.2
Embassy Suites Portfolio[1]				
Embassy Suites by Hilton Kansas City Overland Park	Overland Park, Kansas	February 2018	199	25.0
Embassy Suites by Hilton San Rafael Marin County	San Rafael, California	February 2018	236	37.9
Embassy Suites by Hilton Atlanta Perimeter Center	Atlanta, Georgia	February 2018	241	32.9
			676	95.8
UK Portfolio[1]				
Hilton Blackpool	Blackpool, United Kingdom	February 2018	278	N/A
Hilton Belfast	Belfast, United Kingdom	February 2018	198	N/A
Hilton London Angel Islington	London, United Kingdom	February 2018	188	N/A
Hilton Edinburgh Grosvenor	Edinburgh, United Kingdom	February 2018	184	N/A
Hilton Coylumbridge	Aviemore, United Kingdom	February 2018	175	N/A
Hilton Bath City	Bath, United Kingdom	February 2018	173	N/A
Hilton Milton Keynes	Milton Keynes, United Kingdom	February 2018	138	N/A
			1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin[2]	Berlin, Germany	May 2018	601	140.0
Pointe Hilton Squaw Peak Resort	Phoenix, AZ	February 2019	563	51.4
Total			**3,756**	**$ 570.4**

(1) Hotels were sold as a portfolio.
(2) The unconsolidated hotel was sold for a total sales price of approximately $350 million, of which $140 million represents Park's pro rata share.

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PARK HOTELS & RESORTS

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown Debt Summary Hilton Orlando Bonnet Creek New York Hilton Midtown Casa Marina, a Waldorf Astoria Resort PARK HOTELS & RESORTS 36

Debt Summary

Fixed and Variable Rate Debt

(unaudited, dollars in millions)

Debt	Collateral	Interest Rate	Maturity Date	As of December 31, 2018
Fixed Rate Debt				
Mortgage loan	DoubleTree Hotel Spokane City Center	3.55%	October 2020	$ 12
Commercial mortgage-backed securities loan	Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel	4.11%	November 2023	725
Commercial mortgage-backed securities loan	Hilton Hawaiian Village Waikiki Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	165
Capital lease obligations		3.07%	2021 to 2022	1
Total Fixed Rate Debt		**4.17%[(1)]**		**2,178**
Variable Rate Debt				
Revolving credit facility[(2)]	Unsecured	L + 1.50%	December 2021[(3)]	—
Term loan	Unsecured	L + 1.45%	December 2021	750
Mortgage loan	DoubleTree Hotel Ontario Airport	L + 2.25%	May 2022[(3)]	30
Total Variable Rate Debt		**4.00%**		**780**
Less: unamortized deferred financing costs and discount				(10)
Total Debt[(4)]		**4.12%[(1)]**		**$ 2,948**

(1) Calculated on a weighted average basis.
(2) $1 billion available.
(3) Assumes the exercise of all extensions that are exercisable solely at Park's option.
(4) Excludes $233 million of Park's share of debt of its unconsolidated joint ventures.

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Definitions Hilton Orlando Bonnet Creek Hilton Hawaiian Village Waikiki Beach Resort New York Hilton Midtown Definitions New York Hilton Midtown Hilton Hawaiian Village Waikiki Beach Resort Hilton Orlando Bonnet Creek PARK HOTELS & RESORTS 38

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisition or disposition costs expensed during the period; Severance expense; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP. Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisition or disposition costs expensed during the period; Severance expense; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP. PARK HOTELS & RESORTS 39

Definitions (cont’d) NAREIT FFO attributable to stockholders, Adjusted FFO attributable to stockholders, NAREIT FFO per share – Diluted and Adjusted FFO per share - Diluted NAREIT FFO attributable to stockholders and NAREIT FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by NAREIT in its December 2018 “NAREIT Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes NAREIT FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently. The Company calculates NAREIT FFO per diluted share as NAREIT FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts NAREIT FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:   Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisition or disposition costs expensed during the period; Severance expense; Share-based compensation expense; Casualty gains or losses; Litigation gains and losses outside the ordinary course of business; and Other items that management believes are not representative of the Company’s current or future operating performance. Definitions (cont’d) NAREIT FFO attributable to stockholders, Adjusted FFO attributable to stockholders, NAREIT FFO per share – Diluted and Adjusted FFO per share - Diluted NAREIT FFO attributable to stockholders and NAREIT FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by NAREIT in its December 2018 “NAREIT Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes NAREIT FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently. The Company calculates NAREIT FFO per diluted share as NAREIT FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts NAREIT FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders: Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisition or disposition costs expensed during the period; Severance expense; Share-based compensation expense; Casualty gains or losses; Litigation gains and losses outside the ordinary course of business; and Other items that management believes are not representative of the Company’s current or future operating performance. PARK HOTELS & RESORTS 40

Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Pro-forma Adjusted EBITDA Ratio Net debt to Pro-forma Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Pro-forma Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its consolidated hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Of the 46 hotels that are consolidated as of December 31, 2018, 44 hotels have been classified as comparable hotels. Due to the conversion of a significant number of rooms at the Hilton Waikoloa Village to HGV timeshare units in 2017, and due to the effects of business interruption from Hurricane Maria at the Caribe Hilton in Puerto Rico and the continued effects from business interruption, the results from these properties were excluded from comparable hotels in 2018. The Company’s 2018 comparable hotels also exclude the 12 consolidated hotels that were sold in January and February 2018. Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Pro-forma Adjusted EBITDA Ratio Net debt to Pro-forma Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Pro-forma Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its consolidated hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Of the 46 hotels that are consolidated as of December 31, 2018, 44 hotels have been classified as comparable hotels. Due to the conversion of a significant number of rooms at the Hilton Waikoloa Village to HGV timeshare units in 2017, and due to the effects of business interruption from Hurricane Maria at the Caribe Hilton in Puerto Rico and the expected continued effects from business interruption in 2019, the results from these properties were excluded from comparable hotels. The Company’s comparable hotels also exclude the 12 consolidated hotels that were sold in January and February 2018. PARK HOTELS & RESORTS 41

Definitions (cont’d) Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted. Pro-forma Certain financial measures and other information have been adjusted to reflect the effects of hotels disposed of during the periods presented. When presenting such information, the amounts are identified as “Pro-forma.” Definitions (cont’d) Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted. Pro-forma Certain financial measures and other information have been adjusted to reflect the effects of hotels disposed of during the periods presented. When presenting such information, the amounts are identified as “Pro-forma.” PARK HOTELS & RESORTS 42

Analyst Coverage

Analyst	Company	Phone	Email
Shaun Kelley	Bank of America	(646) 855-1005	shaun.kelley@baml.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Richard Hightower	Evercore ISI	(212) 752-0886	rich.hightower@evercoreisi.com
Stephen Grambling	Goldman Sachs	(212) 902-7832	stephen.grambling@gs.com
Lukas Hartwich	Green Street	(949) 640-8780	lhartwich@greenst.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Brandt Montour	JP Morgan	(212) 622-1111	brandt.a.montour@jpmorgan.com
Brian Dobson	Nomura/Instinet	(212) 310-5416	brian.dobson@instinet.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Patrick Scholes	SunTrust	(212) 319-3915	patrick.scholes@suntrust.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Jeff Donnelly	Wells Fargo	(617) 603-4262	jeff.donnelly@wellsfargo.com

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